S ECU RE LOG IST ICS. WORLDW ID E. Fourth-Quarter & Full-Year 2017 Fe b ruary 7 , 2018

Safe Harbor Statement and Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2018 non-GAAP outlook, including revenue, operating profit, margin rate, earnings per share, capital expenses and adjusted EBITDA; 2019 adjusted EBITDA target; expected results from breakthrough initiatives; 2018 and 2019 margin rate targets for the U.S. business; expected impact of U.S. Tax Reform; expected contributions to the U.S. pension plan, forecasted weighted average cost of debt, leverage outlook and future investment in and results of acquisitions. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues, currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions (including those in the home security industry) and to successfully integrate acquired companies; costs related to dispositions and market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee, environmental and other liabilities in connection with former coal operations, including black lung claims ; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2016, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the Fourth Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 2

CEO Overview Doug Pertz

CEO Overview Today’s Agenda • Strong 4Q and 2017 non-GAAP results • Outlook – increased 2018 and 2019 targets • Strong U.S. results – “breakthrough initiatives” on track • Strategy – organic growth + core acquisitions driving shareholder value • Financial review and tax reform • Questions 4

Fourth-Quarter 2017 Non-GAAP Results ($ in millions) $768 $864 2016 2017 REVENUE ($ Millions) +13% 5% Organic $79 $91 2016 2017 10.3% Margin OPERATING PROFIT 10.5% Margin ADJUSTED EBITDA $112 $130 2016 2017 14.6% Margin 15.1% Margin ($ Millions) EPS $0.88 $0.95 2016 2017 ($ Millions) +15% 5 +16% +8% Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com.

OPERATING PROFIT 8.2% Margin Full-Year 2017 Non-GAAP Results REVENUE ($ Millions) ADJUSTED EBITDA ($ Millions) EPS ($ Millions) +24% +33% $2,908 $3,193 2016 2017 $216 $281 2016 2017 7.4% Margin 8.8% Margin $342 $425 2016 2017 11.8% Margin 13.3% Margin $2.28 $3.03 2016 2017 +10% 6% Organic +30% 6Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com.

2018 Non-GAAP Guidance ($ in millions) $3,193 ~ $3,450 2017 2018 REVENUE ($ Millions) +8% 5% Organic $281 $365- $385 2017 2018 OPERATING PROFIT ~10.9%1 Margin ADJUSTED EBITDA $425 $515-$535 2017 2018 13.3% Margin ~15.2%1 Margin ($ Millions) EPS $3.03 $3.65-$3.85 2017 2018 ($ Millions) +30% - 37% +21% - 26% +20% - 27% 2019 Adjusted EBITDA Target = $625 Million 8.8% Margin 7Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 1. Margin percentage calculated based on middle of range provided

8 ($ millions) OP Margin 7.4% 3.7% 2% 0.4% (2.5%) ~11% ~10% $216 $390 $325 2016 Actual North America South America Rest of World Contingency 2019 Target Before Acquisitions 2019 Target Investor Day Mar 2, 2017 EBITDA Margin 11.8% ~15% $535 EBITDA Operating Profit Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 1. Original 2019 Operating Profit and EBITDA targets shown as presented in the March 2, 2017 Investor Day presentation. Adjusted to reflect our current basis of presentation, these targets would be approximately $10 million higher. EBITDA Operating Profit $342 Strategic Plan 2017 – 2019 Strategy 1.0 Core Organic Growth – Excluding 2017 and Future Acquisitions $475 ~15% 1

9 FLEET COST IMPROVEMENTS ONE-PERSON VEHICLES PURCHASED ONE-PERSON VEHICLE LABOR • ~700 one-person vehicles now in service • Updating ~60% of fleet by end of 2019 • Reducing average fleet age from 10+ to 6 years • Employee and customer acceptance high 2017 Savings: $10 million NETWORK OPTIMIZATION 2017 Savings: $1 million • Installed 8 high-speed money processing machines at 7 branches • Hub and spoke model leveraging launch pad locations U.S. Breakthrough Initiatives – Met 2017 Targets 2017 Savings: $6 million ~1,200 2019 Target Margin Improvement ~2% ~2-2.5% ~1.5% - 2% Deployed in 2017 Deployed in 2016 ~440 ~260

10 U.S. Breakthrough Initiatives CompuSafe® Service – Met 2017 New Order Target HIGHLIGHTS • Sold 3,300 CompuSafe® units in 2017 vs 3,000 -3,500 target • Installed ~2,300 • 2H-17 run rate in line with 2019 target… pipeline strong • Continued investment in sales and operations COMPUSAFE UNITS1 1,750 1,100 1,750 2,200 ~ 3,500 3,300 ~ 3,500 ~ 3,500 Plan Actual Plan Actual 2017 Plan 2017 Actual 2018 Plan 2019 Plan 1H 2017 2H 2017 1. 2017 Actual CompuSafe® sales figures include 2017 sales and December 31, 2017 backlog

2016 Base Branch Standardization Fleet Improvements One-Person Vehicle Labor Network Optimization Sales Growth/ CompuSafe IT and Other Contingency 2019 Target 11 Actual 0.8% ~10% Breakthrough Initiatives 1. Excludes Payment Services (2 – 3%)~1% 2 – 2.5% ~2% ~1%2 – 3% ($ Millions) 1.5 – 2% 2.5 – 3% 3.4% 2017 Actual A Clear Path to Value Creation 2017-2019 U.S. Operating Profit Improvement 8 – 9.5% ~6% 2018 Target

Three-Year Strategic Plan ORGANIC GROWTH + ACQUISITIONS Strategy 1.0 Core Organic Growth 20182017 2019 12 • Focus on “core-core” & “core-adjacent” • Capture synergies & improve density • 2017 Investment: $365M • 2018-2019 expected investment ~$400M per year • Close the Gap • Accelerate Profitable Growth • Introduce Differentiated Services • Initial 2019 Target: $475M EBITDA Organic Growth + Acquisitions = Increased Value for Shareholders U.S. BRAZIL CHILE ARGENTINA FRANCE Strategy 1.5 Acquisitions

OP Margin 7.4% 3.7% 2% 0.4% (2.5%) ~11% ~12% 13 $216 $390 $470 2016 Actual North America South America Rest of World Contingency 2019 Target Acquisitions 2019 Target w/ Acquisitions ($ Millions) EBITDA Margin 11.8% ~15% ~16% $625 $535 EBITDA Op Profit EBITDA Op Profit 1. Incudes announced and completed acquisitions Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. $342 2019 Adjusted EBITDA Target = $625M Strategic Plan 2017 – 2019 Strategy 1.0 + 1.5 = Core Organic Growth + Acquisitions 1

Ron Domanico Financial Review

($ Millions) 1% 6%2%% Change Full-Year 2017 vs 2016 Non-GAAP Revenue $2,908 $28 $2,937 $70 $186 $3,193 2016 Revenue Currency 2016 Adjusted Revenue Acq / Disp Organic 2017 Revenue 15Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

7.4% 8.8%OP Margin Full-Year 2017 vs 2016 Non-GAAP Operating Profit ($ Millions) 16Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. $216 ($10) $206 $20 $56 $281 2016 Op Profit Currency 2016 Adjusted Op Profit Acq / Disp Organic 2017 Op Profit

$281 ($33) ($85) ($6) $157 $134 $116 $18 $425 Op Profit Net Interest Taxes Non-controlling interest Income from Continuing Ops D&A Interest Exp & Taxes Share-based Compensation Adjusted EBITDA ($ Millions, except EPS) EPS 2017 $3.03 2016 $2.28 ($8) ($15)$66 $42 $8($1) $25 $83 vs 2016 Full-Year 2017 Non-GAAP Results $8 17Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

2015 Actual 2016 Actual 2017 Actual 2018 Outlook Capital Expenditures Before CompuSafe® Service 18 CAPITAL EXPENDITURES 2015 – 20181,2 Facility Equipment / Other IT Armored Vehicles D&A2 $118 $112 $119 Reinvestment Ratio1 0.9 1.1 1.6 $124 1. See Non-GAAP reconciliation in Appendix 2. Excludes CompuSafe® $106 ($ Millions) $185 ~$200

Tax Reform – Impact on Brink’s 19Note: The amounts described above represent the estimated impact of the enactment of the Tax Cuts and Jobs Act, which was signed into law on December 22, 2017. The final impact of Tax Reform may differ from these estimates, due to, among other things, changes in interpretations and assumptions made by Brink’s, additional guidance that may be issued by the U.S. Department of the Treasury and actions that Brink’s may take. Estimated Impact on Q417 Net Income (US GAAP) Ongoing Impact on Effective Tax Rate Ongoing Impact on Cash Taxes • One-time, non-cash charge of $92M • $88M due to re-measurement of DTA primarily arising from reduction in the corporate tax rate and $4M due to ancillary impact • $0 due to deemed repatriation of earnings from foreign subsidiaries • Reduction in US tax rate to 21% not expected to offset unfavorable impact of broadening US tax base • Estimated ETR increase to ~37% in near term; more favorable in long term • Cash tax refunds in 2019-2022 equal to $32M due to AMT repeal • No US cash tax payments expected for at least 5 years due to availability of credits, elections and deductions

$1,000 12/31/2017 Returns — Capital Structure: Debt DEBT BALANCE RATINGS: • S&P and Fitch BB+ • Moody’s Ba1 • High yield DEBT DENOMINATIONS: • ~ 96% U.S. Dollars • ~ 4% Other WEIGHTED AVERAGE COST OF DEBT2: • 2017: ~4.3% • 2018 Outlook: ~5.0% $105 9/30/2017 Sr. Notes Term Loan A Revolver Revolver $279 $56 $86 12/31/2016 Revolver Private Placement Available Committed Capacity Capital Leases & Other Capital Leases & Other Available Committed Capacity $902 $830 $2,210 POST-REFINANCING METRICS 1. $371 million of the proceeds are currently held in cash 2. Including Amortization of related closing costs and other fees Capital Leases & Other ($ Millions) Available Committed Capacity of ~$1.4B $591 1,3 Firepower of $1.4B to Execute Acquisition Strategy 20 $481 $446 $279 $4913 $127 3. Net of unamortized issuance costs of $8.8 million on the senior notes and $2.3 million on the term loan Note: Amounts may not add due to rounding

$425 ~ $40 2 $306 $342 $425 ~ $465 2015 2016 2017 Pro-forma 2017 $269 $247 $612 $158 $174 $598 $427 $421 $1,210 Dec 2015 Dec 2016 Dec 2017 ($ Millions) Leverage Ratio1 0.9 0.7 1.4 Note: No cash payments expected for primary U.S. pension plan and no payment until 2027 for UMWA, based on 12/31/17 actuarial assumptions Cash Net Debt Debt Adjusted EBITDA and Financial Leverage 1. Net Debt divided by Adjusted EBITDA 2. Additional pro-forma impact (TTM) based on post-closing synergies of closed acquisitions. Debt and Leverage 21 1.3 Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com and in the Appendix. Pro-forma acquisition impact

$216 $281 $365 - $385 ~ $470 $126 $144 ~ $150 ~ $155 $342 $425 $515 - $535 ~ $625 2016 2017 2018 Outlook 2019 Target ($ Millions, except share price) 11.8%Margin 13.3% Share Price $41.25 Adj. EBITDA Adjusted EBITDA 22 Depreciation & Amortization /Other Op Profit $78.70 ~15.2% Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2017 Earnings Release available in the Investor Relations section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. ~16%

$216 $281 $365 – $385 ~ $470 $126 $144 ~ $150 ~ $155 7.4% 8.8% 10.6% - 11.2% ~12%11.8% 13.3% ~15.2% ~16% 2016 2017 2018 Outlook 2019 Target Continued Improvement Expected Non-GAAP Operating Profit & EBITDA 2018 Non-GAAP Outlook • Revenue ~$3.45 billion (5% organic growth) • Operating profit $365 - $385 million; margin 10.6% - 11.2% • Adjusted EBITDA $515 to $535 million • EPS $3.65- $3.85 ($ Millions, except % and per share amounts) 2019 Preliminary Target • Adjusted EBITDA ~$625 million 23Note: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. $342 $425 $515 - $535 ~$625 D&A/Other Op Profit EBITDA EBITDA Margin Op Profit Margin

Appendix

Non-GAAP Reconciliation — Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Net Debt (Unaudited) (In millions) a) Restricted cash borrowings are related to cash borrowed under lending arrangements used in the process of managing customer cash supply chains, which is currently classified as restricted cash and not available for general corporate purposes. b) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our condensed consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of December 31, 2017, December 31, 2016, and December 31,2015. December 31, December 31, December 31, (In millions) 2017 2016 2015 Debt: Short-term borrowings $ 45.2 162.8 32.6 Long-term debt 1,191.5 280.4 397.9 Total Debt 1,236.7 443.2 430.5 Restricted cash borrowings(a) (27.0) (22.3) (3.5) Total Debt without restricted cash borrowings 1,209.7 420.9 427.0 Less: Cash and cash equivalents 614.3 183.5 181.9 Amounts held by Cash Management Services operations(b) (16.1) (9.8) (24.2) Cash and cash equivalents available for general corporate purposes 598.2 173.7 157.7 Net Debt $ 611.5 247.2 269.3 25

Non-GAAP Reconciliation — Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Other Amounts (Unaudited) (In millions) Amounts Used to Calculate Reinvestment Ratio Property and Equipment Acquired During the Period Full-Year 2015 Full Year 2016 Full Year 2017 Capital expenditures — GAAP 101.1 112.2 174.5 Capital leases — GAAP 18.9 29.4 51.7 Total Property and equipment acquired 120.0 141.6 226.2 Venezuela property and equipment acquired (4.3) (5.0) (4.2) CompuSafe (10.2) (13.1) (37.5) Total property and equipment acquired excluding Venezuela & CompuSafe 105.5 123.5 184.5 Depreciation Depreciation and amortization — GAAP 139.9 131.6 146.6 Amortization of intangible assets (4.2) (3.6) (8.4) Venezuela depreciation (3.9) (0.7) (1.7) Reorganization and Restructuring - (0.8) (2.2) CompuSafe (14.2) (14.9) (15.6) Depreciation and amortization — Non-GAAP (excluding CompuSafe) 117.6 111.6 118.7 Reinvestment Ratio 0.9 1.1 1.6 26

2015 Non-GAAP Reconciliations (1 of 2) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2015 Full Year Operating profit (loss): GAAP 96.4 Venezuela operations(a) 45.6 Reorganization and Restructuring(a) 15.3 Acquisitions and dispositions(a) 10.2 Non-GAAP 167.5 Taxes: GAAP 66.5 Retirement plans(d) 10.8 Venezuela operations(a) (5.5) Reorganization and Restructuring(a) 3.9 Acquisitions and dispositions(a) 1.4 U.S. tax on accelerated U.S. income(c) (23.5) Income tax rate adjustment(b) - Non-GAAP 53.6 Reconciliation to net income (loss): Net income (loss) attributable to Brink's (11.9) Discontinued operations 2.8 Income (loss) from continuing operations attributable to Brink's - GAAP (9.1) Retirement plans(d) 20.4 Venezuela operations(a) 32.1 Reorganization and Restructuring(a) 11.4 Acquisitions and dispositions(a) 8.8 U.S. tax on accelerated U.S. income(c) 23.5 Income tax rate adjustment(b) - Income (loss) from continuing operations attributable to Brink's - Non-GAAP 87.1 Depreciation and Amortization: GAAP 139.9 Venezuela operations(a) (3.9) Acquisitions and dispositions(a) (4.2) Non-GAAP 131.8 27

2015 Non-GAAP Reconciliations (2 of 2) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2015 Full Year Adjusted EBITDA: Income from continuing operations - Non-GAAP 87.1 Interest expense - Non-GAAP(e) 18.9 Income tax provision - Non-GAAP 53.6 Depreciation and amortization - Non-GAAP 131.8 Share-based compensation - Non-GAAP(e) 14.1 Adjusted EBITDA 305.5 Amounts may not add due to rounding. (a) For a description on these items, see “Other Items Not Allocated To Segments” on page 9 of the Fourth Quarter 2017 Earnings Release available in the Investor Relations section of the Brink’s website: www.brinks.com. We do not consider these items to be reflective of our core operating performance due to the variability of such items from period-to-period in terms of size, nature and significance. (b) Non-GAAP income from continuing operations and Non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year Non-GAAP effective income tax rate. The full-year Non-GAAP effective tax rate was 36.8% for 2015. (c) The Non-GAAP tax rate excludes the U.S. tax on a transaction that accelerated U.S. taxable income because it will be offset by foreign tax benefits in future years. (d) Our U.S. retirement plans are frozen and costs related to these plans are excluded from Non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from Non-GAAP results. (e) There is no difference between GAAP and Non-GAAP amounts for the periods presented. 28